UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 1, 2016

Tessera Technologies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3025 Orchard Parkway

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 321-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 1, 2016, as described in the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 19, 2016, among Tessera Technologies, Inc. (“Tessera”), DTS, Inc. (“DTS”), Tessera Holding Corporation (f/k/a Tempe Holdco Corporation) (“Tessera Holding”), Tempe Merger Sub Corporation (“Parent Merger Sub”) and Arizona Merger Sub Corporation (“Company Merger Sub,” and together with Parent Merger Sub, the “Merger Subs”), Tessera implemented a holding company reorganization whereby Parent Merger Sub merged with and into Tessera (the “Parent Merger”), with Tessera as the surviving corporation, and thereafter Company Merger Sub merged with and into DTS (the “Company Merger” and, together with the Parent Merger, the “Mergers”), with DTS as the surviving corporation. As a result of the Mergers, both DTS and Tessera became wholly owned subsidiaries of Tessera Holding. Following the Parent Merger, Tessera Holding, a Delaware corporation, became the successor issuer to Tessera, a Delaware corporation, pursuant to Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 1.01 Entry into a Material Definitive Agreement.

On December 1, 2016, Tessera Holding entered into a Credit Agreement (the “Credit Agreement”) among Tessera Holding, Royal Bank of Canada, as administrative agent and collateral agent, and the lenders party thereto.

The Credit Agreement provides for a $600 million seven-year term B loan facility (the “Term B Loan Facility”). The interest rates applicable to loans outstanding under the Credit Agreement with respect to the Term B Loan Facility are (i) until the delivery of financial statements for the first full fiscal quarter ending after December 1, 2016 equal to, at Tessera Holding’s option, either a base rate plus a margin of 2.25% per annum or LIBOR plus a margin of 3.25% per annum (the “Effective Date Margin”) and (ii) thereafter, (x) the Effective Date Margin or (y) so long as the ratio of consolidated indebtedness of Tessera Holding and its subsidiaries (minus all unrestricted cash and cash equivalents) to consolidated EBITDA (subject to other customary adjustments) is equal to or less than 1.50 to 1.00, equal to, at Tessera Holding’s option either a base rate plus a margin of 2.00% per annum or LIBOR plus a margin of 3.00% per annum. Commencing March 31, 2017, the Term B Loan Facility will amortize in equal quarterly installments in aggregate quarterly amounts equal to 0.25% of the original principal amount of the Term B Loan Facility, with the balance payable on the maturity date of the Term B Loan Facility (in each case subject to adjustment for prepayments).

The obligations under the Credit Agreement are guaranteed by Tessera and certain other of Tessera Holding’s wholly-owned domestic subsidiaries (the “Guarantors”) pursuant to the Guaranty (the “Guaranty”), dated December 1, 2016, among Tessera, Royal Bank of Canada, as administrative agent, and the other subsidiary guarantors party thereto. The obligations under the Credit Agreement are secured by a lien on substantially all of the assets of Tessera Holding and the Guarantors pursuant to the Security Agreement (the “Security Agreement”), dated December 1, 2016, among Tessera, Royal Bank of Canada, as collateral agent, and the other pledgors party thereto.

The Credit Agreement contains customary events of default, upon the occurrence of which, after any applicable grace period, the lenders will have the ability to accelerate all outstanding loans thereunder.

The Credit Agreement contains customary representations and warranties and affirmative and negative covenants that, among other things, restrict the ability of Tessera Holding and its subsidiaries, including Tessera, to create or incur certain liens, incur or guarantee additional indebtedness, merge or consolidate with other companies, transfer or sell assets and make restricted payments. These covenants are subject to a number of limitations and exceptions set forth in the Credit Agreement.

The foregoing description of the Credit Agreement, the Guaranty and the Security Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, the Guaranty and the Security Agreement, copies of which are attached hereto as Exhibit 10.1 to the Current Report on Form 8-K filed by Tessera Holding on September 20, 2016, Exhibit 10.2 to the Current Report on Form 8-K filed by Tessera Holding on December 1, 2016 and Exhibit 10.3 to the Current Report on Form 8-K filed by Tessera Holding on December 1, 2016, respectively, and are incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

At the effective time of the Parent Merger, each share of Tessera common stock was converted into an equivalent corresponding share of Tessera Holding common stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Tessera common stock being converted. Accordingly, upon consummation of the Parent Merger, Tessera’s stockholders immediately prior to the consummation of the Parent Merger became stockholders of Tessera Holding. The stockholders of Tessera will not recognize gain or loss for U.S. federal income tax purposes upon the conversion of their shares in the Parent Merger. The Parent Merger was conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of Tessera common stock occurred automatically without an exchange of stock certificates. After the Parent Merger, unless exchanged, stock certificates that previously represented shares of Tessera common stock now represent the same number of shares of Tessera Holding common stock. Following the consummation of the

Parent Merger, shares of Tessera Holding common stock continue to trade on the NASDAQ Global Select Market (“NASDAQ”) on an uninterrupted basis under the symbol “TSRA” with a new CUSIP number (#88166T101). Immediately after consummation of the Parent Merger, Tessera Holding had, on a consolidated basis, the same assets, businesses and operations as Tessera had immediately prior to the consummation of the Parent Merger.

At the effective time of the Parent Merger, (i) each then outstanding option to purchase shares of Tessera common stock was assumed by Tessera Holding and converted into an option to purchase shares of Tessera Holding common stock, (ii) each then outstanding share of Tessera restricted stock was assumed by Tessera Holding and converted into an award of Tessera Holding restricted stock, and (iii) each then outstanding Tessera restricted stock unit award was assumed by Tessera Holding and converted into a Tessera Holding restricted stock unit award, in each case with substantially the same terms and conditions as applied to such Tessera equity award immediately prior to the effective time of the Parent Merger.

Shares of Tessera Holding common stock will begin trading in lieu of shares of Tessera common stock on NASDAQ as of the open of trading on December 2, 2016. Tessera intends to file a Form 15 with the SEC and take other actions as necessary to terminate its registration under the Exchange Act and suspend all of its reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The foregoing description of the Merger Agreement and the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to the Current Report on Form 8-K filed by Tessera on September 20, 2016 and which is incorporated herein by reference. The Merger Agreement and this summary are not intended to modify or supplement any factual disclosures about Tessera Holding, DTS or Tessera, and should not be relied upon as disclosure about Tessera Holding, DTS or Tessera without consideration of the periodic and current reports and statements that Tessera Holding, DTS and Tessera file with the Securities and Exchange Commission (the “SEC”). The terms of the Merger Agreement govern the contractual rights and relationships, and allocate risks, among the parties in relation to the transactions contemplated by the Merger Agreement. In particular, the representations and warranties made by the parties to each other in the Merger Agreement reflect negotiations between, and are solely for the benefit of, the parties thereto and may be limited or modified by a variety of factors, including: subsequent events, information included in public filings, disclosures made during negotiations, correspondence between the parties and disclosure schedules to the Merger Agreement. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them as statements of fact. Tessera Holding acknowledges that, notwithstanding the inclusion of the foregoing cautionary statements, it is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this Current Report on Form 8-K not misleading.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in the Introductory Note and Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to the Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Parent Merger, the Certificate of Incorporation of Tessera was amended and restated in the form of the Certificate of Incorporation that is filed as Exhibit 3.1 hereto and is incorporated herein by reference.

Following the effective time of the Parent Merger, the Bylaws of Tessera were amended and restated in the form of the Bylaws that are filed as Exhibit 3.2 hereto and are incorporated herein by reference.

Item 8.01 Other Events.

On December 1, 2016, Tessera Holding issued a press release announcing the completion of the Mergers. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 19, 2016, among Tessera Technologies, Inc., DTS, Inc., Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), Tempe Merger Sub Corporation and Arizona Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tessera Technologies, Inc. on September 20, 2016)

3.1	Amended and Restated Certificate of Incorporation of Tessera Technologies, Inc.

3.2	Amended and Restated Bylaws of Tessera Technologies, Inc.

10.1	Credit Agreement, dated as of December 1, 2016, among Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), the lenders party thereto and Royal Bank of Canada, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Tessera Holding Corporation on December 1, 2016)

10.2	Guaranty, dated December 1, 2016, among Tessera, Royal Bank of Canada, as administrative agent, and the other subsidiary guarantors party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Tessera Holding Corporation on December 1, 2016)

10.3	Security Agreement, dated December 1, 2016, among Tessera, Royal Bank of Canada, as collateral agent, and the other pledgors party thereto (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Tessera Holding Corporation on December 1, 2016)

99.1	Press Release, dated December 1, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2016

TESSERA TECHNOLOGIES, INC.

By:	/s/ Thomas Lacey
Name:	Thomas Lacey
Title:	President

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of September 19, 2016, among Tessera Technologies, Inc., DTS, Inc., Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), Tempe Merger Sub Corporation and Arizona Merger Sub Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Tessera Technologies, Inc. on September 20, 2016)

3.1	Amended and Restated Certificate of Incorporation of Tessera Technologies, Inc.

3.2	Amended and Restated Bylaws of Tessera Technologies, Inc.

10.1	Credit Agreement, dated as of December 1, 2016, among Tessera Holding Corporation (f/k/a Tempe Holdco Corporation), the lenders party thereto and Royal Bank of Canada, as administrative agent and collateral agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Tessera Holding Corporation on December 1, 2016)

10.2	Guaranty, dated December 1, 2016, among Tessera, Royal Bank of Canada, as administrative agent, and the other subsidiary guarantors party thereto (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Tessera Holding Corporation on December 1, 2016)

10.3	Security Agreement, dated December 1, 2016, among Tessera, Royal Bank of Canada, as collateral agent, and the other pledgors party thereto (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by Tessera Holding Corporation on December 1, 2016)

99.1	Press Release, dated December 1, 2016